[Exhibit 32.1]

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Med Gen, Inc. (the "Company") on Form 10-QSB for the period ended March 31st 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Paul B. Kravitz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 7th, 2008                     /s/ Paul B. Kravitz
                                  ---------------------------
                                  Paul B. Kravitz
                                  Chief Executive Officer